Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of EZRaider Co. (the “Company”) on Form 10-Q for the quarter ended November 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 19, 2022	/s/ Moshe Azarzar
Moshe Azarzar, Chief Executive Officer and President (Principal Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of EZRaider Co. (the “Company”) on Form 10-Q for the quarter ended November 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 19, 2022	/s/ George Andrew Lear III
George Andrew Lear III, Chief Financial Officer (Principal Financial and Accounting Officer)